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                                                   EXHIBIT (a)(1)(W)

               [FORM OF STOCK OPTION RECORD KEEPING STATEMENT --
                      2000 PERFORMANCE COMPENSATION PLAN]


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           KEY FACTS                                  KELLOGG                                  PREPARED FOR: ____________
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                                                                                           Stmt
Statement Period   01/01/2002 to
(MM/DD/YYYY)       12/31/2002                        $34.445000

                                                    Market Price
  Page 1 of 1                                     as of 12/31/2002

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Option Balance                                                                                          Potential Income @ ______
-------------------------------------------------------                                               ------------------------------

                                        Beginning
   Grant      Grant    Grant  Options    Balance +/=          Current   Last Date      Vest    Options  Options x Income p&i = Total
   Date       Price     Type  Granted  for Period   Activity  Balance  to Exercise     Date    Vesting  Vested      Option    Income
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Total

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

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